R.H. Donnelley A Leading Yellow Pages Directory Publisher David Swanson, Chairman and CEO Steven Blondy, SVP & CFO Deutsche Bank Securities Media Conference June 3, 2003

Forward-Looking Statement Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "should," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies are described in detail in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2) restrictive covenants under the terms our debt and convertible preferred stock agreements; (3) declining usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) difficulties in our efforts to integrate the Sprint Publication & Advertising operations into our own and our ability to achieve synergies in connection with the acquisition; (6) SBC's or DonTech's actions could adversely impact our results of operations and financial condition; (7) reliance on and extension of credit to small- and medium-sized businesses; (8) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts; (9) general economic conditions and consumer sentiment in our markets; and (10) fluctuations in the price and availability of paper.

Investment Highlights Yellow pages is non-cyclical, recession resistant industry Fully integrated directory company with a leading incumbent market position Attractive and well-diversified markets and customer base Stable growth, high margin business High conversion of profits into free cash flow Experienced management team Strong sponsorship with significant equity investment Strategic acquisition of SPA creates a fully integrated directories company

RHD Profile Only U.S. publicly-traded stand-alone publisher of yellow pages directories Exclusive publisher of 260 Sprint-branded directories in 18 states Major markets, including Las Vegas, Orlando and Lee County, FL, with strong underlying demographics Customer base of 160,000 local and 4,000 national advertisers 50 year publishing, trademark and non-compete agreements Own rich digital content and direct advertiser relationships Exclusive sales agent for 129 directories through DonTech Perpetual partnership with SBC in Illinois and northwest Indiana Partnership in Illinois dates back to our Chicago founding in 1886 Serves 100,000 local customers

Financial Highlights $ millions, except FCF per share Stock price performance May 31, 2002 - May 29, 2003 RHD up 23.2% Significantly outperformed S&P 500 and Russell 2000 5/31/2002 28.65 6/28/2002 27.97 7/31/2002 23.95 8/30/2002 24.86 9/30/2002 26 10/31/2002 24.19 11/29/2002 28.89 12/31/2002 29.31 1/31/2003 31.29 2/28/2003 31 3/31/2003 29.68 4/30/2003 29.86 5/1/2003 28.92 5/2/2003 31.29 5/5/2003 32.01 5/6/2003 34 5/7/2003 35.2 5/8/2003 35.3 5/9/2003 35.34 5/12/2003 34.95 5/13/2003 36 5/14/2003 36.8 5/15/2003 36.31 5/16/2003 36.4 5/19/2003 35.41 5/21/2003 34.93 5/22/2003 35 5/23/2003 35.35 5/27/2003 35.4 5/28/2003 34.9 5/29/2003 35.29 Revenue EBITDA Free Cash Flow FCF / Share Net Debt at 3-31-03 Shares & equivalents $ 570 400 150 $3.80 $2,233.1 39.6 million 2003

Experienced Management Team David C. Swanson David C. Swanson Chairman & CEO 24 years (all yellow pages) 18 years at RHD Peter J. McDonald Peter J. McDonald Senior Vice President & President, Donnelley Media 29 years (all yellow pages) 9 years at RHD (previously board member) Steven M. Blondy Steven M. Blondy Senior Vice President & CFO 21 years in finance George F. Bednarz George F. Bednarz Vice President & General Manager, Publishing and IT 27 years (7 years yellow pages) 7 years at RHD Name Position Experience

Industry Overview R.H. Donnelley

Consistent and Stable Industry Growth Revenues 1990 8.9 1991 9.2 1992 9.3 1993 9.5 1994 9.8 1995 10.2 1996 10.7 1997 11.4 1998 12.1 1999 12.9 2000 13.7 2001 14.4 2002 14.7 2003 15.1 2004 15.6 2005 16.3 2006 17 Source: Veronis Suhler Stevenson Communications Industry Forecast 2002 1996-2001 CAGR: 6.1% 2001-2006 CAGR: 3.3% ($ in billions) U.S. Directories Advertising Revenue Year-over- Year Growth 7.2% 3.4% 1.1% 2.2% 3.2% 4.1% 4.9% 5.8% 6.3% 6.4% 6.6% 5.3% 1.7% 3.0% 3.5% 4.1% 4.2%

Yellow Pages 0.246 Direct Mail 0.186 Newspapers 0.186 Other 0.102 Television 0.09 Yellow Pages 0.44 Television 0.22 Internet 0.2 Radio 0.18 Newspapers 0.17 (1) Source: Constat, Inc. & The Kelsey Group, Inc. Local Commerce Monitor-1999. (2) Source: YPIMA Industry Forecast, Jan. 2002. (3) Source: CRM Associates. Strong Value Proposition Yellow Pages 53 Newspapers 30 Web 29 Magazines 10 Television 9 Return on Investment per Dollar Invested (3) Average Cost per Buyer Influenced (3) Yellow Pages 9 Newspapers 18 Magazines 26 Radio 32 Television 57 Broad Reach of Potential Customers (1) Media Used to Make Purchasing Decisions (2)

Source: YPIMA, 2002 Industry Forecast January 2002. Yellow Page Publishers, 2000 Benchmarking Study. Substantial Recurring Revenue High recurring revenue Superior customer retention levels Primary or only advertising vehicle for small and medium- sized businesses 25%+ penetration of small and medium-sized businesses in most markets Loyalty-effect of seniority rules Yellow pages efficacy Renewed Revenue From Existing Accounts 0.8 Growth From Existing Accounts 0.12 New Business Accounts 0.08

Company Overview R.H. Donnelley

Overview of Donnelley Media Sixth largest directory publisher in the U.S. 260 directories with annual circulation of more than 18 million in 18 states 2003 publication sales of approximately $550 million Attractive underlying demographics Owner / operator business model Incumbent status Strong brand name Direct relationship with 160,000 local advertisers and 4,000 national advertisers

Overview of DonTech Perpetual partnership with SBC Exclusive sales agent for 129 SBC Smart Pages directories in Illinois and northwest Indiana 2003 publication sales of approximately $400 million Incumbent status Approximately 100,000 local customers Chicago presence since 1886 Board of Directors Marketing HR IT Billing Distribution Credit/Collections Pre Press Publishing DonTech Yellow Page Products Sales Support Systems Sales Sales Mgmt Training Recruitment Hiring Compensation Finance

Financial Review R.H. Donnelley

RHD Financial Model Publication sales growth for Sprint branded directories of approximately 1% in 2003 Flat calendar sales and operating income from DonTech Given deferral revenue recognition and excluding purchase accounting 2003 Revenue of $570 million 2003 EBITDA of $400 million 2003 Free Cash Flow per share of $3.80 2003 Cash EPS of $4.50 2003 Adjusted EPS of $2.10 2003 free cash flow of $150 million, permits significant delevering Under 5.5x at year end

Compelling Public LBO Free Cash Flow Dynamics ($ in millions) 2003 EBITDA $400 Cash Interest 185 Cash Taxes 30 Change in Working Capital 15 Capex 20 Free Cash Flow $150 Free Cash Flow per share $3.80 Assumed EBITDA Growth: 3% - 5% Free Cash Flow / Share: Greater than 10% Longer-term

Capital Structure ($ in millions) At Transaction 1/3/03 Recent Cash $28.0 Bank (1) 1,410.0 Bonds 946.2 Total debt $2,356.2 $2,245.3 Market value of common & common equivalents (3) 1,146.8 Total capitalization $3,503.0 $3,642.8 Total revolver availability of $125.0 million at March 31, 2003. Debt at March 31, 2003. (3) RHD equity market capitalization based on $28.96 on 1/3/03 and $35.29 on 5/29/03. Assumes conversion of preferred stock. $12.2 1,299.1 946.2 1,397.5 (2) (3)

Investment Highlights Yellow pages is Non-cyclical, recession resistant industry Fully integrated directory company with a leading incumbent market position Attractive and well-diversified markets and customer base Stable growth, high margin business High conversion of profits into free cash flow Experienced management team Strong sponsorship with significant equity investment Strategic acquisition of SPA creates a fully integrated directories company